Exhibit 99.1
Doximity Announces Fiscal 2027 Second Quarter Financial Results
Total revenues of $174.5 million, up 4% year-over-year
Net income of $34.7 million, margin of 20%
Adjusted EBITDA of $88.9 million, margin of 51%

SAN FRANCISCO, Calif., November 5, 2026 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2027 second quarter ended September 30, 2026.
“We delivered another quarter of record engagement while investing heavily in AI and maintaining a 51% adjusted EBITDA margin,” said Jeff Tangney, co-founder and CEO of Doximity. “More than 190 health systems have now purchased our AI suite, and with UpToDate and DoseCheck, we’re extending our lead in distribution and trust.”
Fiscal 2027 Second Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2025.
•Revenue: Revenue of $174.5 million, versus $168.5 million, an increase of 4% year-over-year.
•Net income and non-GAAP net income: Net income of $34.7 million, versus $62.1 million, representing a margin of 19.9%, versus 36.8%. Non-GAAP net income of $68.3 million, versus $90.0 million, representing a margin of 39.1%, versus 53.4%.
•Adjusted EBITDA: Adjusted EBITDA of $88.9 million, versus $100.8 million, a decrease of 12% year-over-year, representing adjusted EBITDA margins of 50.9%, versus 59.8%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.18, versus $0.31, while non-GAAP diluted net income per share was $0.36, versus $0.45.
•Operating cash flow and free cash flow: Operating cash flow of $93.3 million, versus $93.9 million, a decrease of 1% year-over-year, and free cash flow of $91.3 million, versus $91.6 million, a decrease of less than 1% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2026 as follows:
•Revenue between $195 million and $196 million.
•Adjusted EBITDA between $102.5 million and $103.5 million.
Doximity is updating guidance for its fiscal year ending March 31, 2027 as follows:
•Revenue between $678 million and $683 million.
•Adjusted EBITDA between $317 million and $325 million.

For more detailed financial commentary, please refer to the “Modeling Considerations” appendix in our prepared remarks.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The recorded webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 85% of U.S. physicians. With AI-powered clinical reference and search capabilities, Doximity helps doctors access trusted, peer-reviewed information and medical literature. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements are all statements other than statements of historical fact, and specifically include statements regarding guidance and future business and financial results. These statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Richard George
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2026	March 31, 2026
Assets
Current assets:
Cash and cash equivalents	$218,614	$219,178
Marketable securities	494,615	529,423
Accounts receivable, net	166,113	144,783
Prepaid expenses and other current assets	42,200	50,880
Total current assets	921,542	944,264
Property and equipment, net	19,827	18,080
Deferred income tax assets	26,070	31,984
Operating lease right-of-use assets	6,362	7,140
Intangible assets, net	31,444	35,325
Goodwill	84,973	84,973
Other assets	1,552	1,921
Total assets	$1,091,770	$1,123,687
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,304	$4,009
Accrued expenses and other current liabilities	35,865	42,804
Deferred revenue, current	100,227	106,050
Operating lease liabilities, current	2,198	2,110
Total current liabilities	144,594	154,973
Deferred revenue, non-current	37	400
Operating lease liabilities, non-current	6,948	8,075
Other liabilities, non-current	11,707	9,402
Total liabilities	163,286	172,850
Stockholders' Equity
Preferred stock	—	—
Common stock	178	183
Additional paid-in capital	1,068,702	1,001,688
Accumulated other comprehensive income (loss)	(1,653)	28
Accumulated deficit	(138,743)	(51,062)
Total stockholders’ equity	928,484	950,837
Total liabilities and stockholders’ equity	$1,091,770	$1,123,687

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Revenue	$174,537	$168,525	$331,155	$314,438
Cost of revenue(1)	25,346	16,425	49,038	32,218
Gross profit	149,191	152,100	282,117	282,220
Operating expenses(1):
Research and development	41,961	30,202	80,439	57,001
Sales and marketing	46,892	39,168	91,941	75,533
General and administrative	16,416	19,049	32,172	31,488
Total operating expenses	105,269	88,419	204,552	164,022
Income from operations	43,922	63,681	77,565	118,198
Other income, net	6,405	9,258	13,124	18,888
Income before income taxes	50,327	72,939	90,689	137,086
Provision for income taxes	15,597	10,880	31,645	21,707
Net income	$34,730	$62,059	$59,044	$115,379
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.19	$0.33	$0.33	$0.61
Diluted	$0.18	$0.31	$0.31	$0.57
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	178,674	187,705	180,611	187,844
Diluted	187,804	200,745	189,475	200,952
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Cost of revenue	$3,036	$2,844	$6,228	$5,824
Research and development	16,028	9,862	31,587	16,511
Sales and marketing	12,696	10,508	25,121	18,218
General and administrative	8,805	6,260	14,381	10,786
Total stock-based compensation expense	$40,565	$29,474	$77,317	$51,339

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net income	$34,730	$62,059	$59,044	$115,379
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,353	3,469	8,640	6,263
Stock-based compensation, net of amounts capitalized	40,565	29,474	77,317	51,339
Non-cash lease expense	391	454	778	904
Accretion of discount on marketable securities, net	(358)	(2,199)	(925)	(4,687)
Amortization of deferred contract costs	3,858	2,876	8,158	6,772
Other	358	294	20	(114)
Changes in operating assets and liabilities:
Accounts receivable	11,366	12,396	(21,968)	(985)
Prepaid expenses and other assets	5,259	7,685	14,384	3,451
Deferred contract costs	(2,577)	(2,584)	(5,219)	(4,549)
Accounts payable, accrued expenses and other liabilities	4,701	(2,168)	2,268	(2,333)
Deferred revenue	(8,834)	(17,241)	(6,186)	(14,268)
Operating lease liabilities	(527)	(571)	(1,039)	(1,127)
Net cash provided by operating activities	93,285	93,944	135,272	156,045
Cash flows from investing activities
Cash paid for acquisition, net of cash acquired	—	(26,528)	—	(26,528)
Purchases of property and equipment	—	—	(62)	—
Internal-use software development costs	(1,953)	(2,369)	(4,275)	(4,335)
Purchases of marketable securities	(168,476)	(128,266)	(183,222)	(268,200)
Maturities of marketable securities	86,396	125,452	212,467	270,031
Sales of marketable securities	—	—	4,049	—
Net cash provided by (used in) investing activities	(84,033)	(31,711)	28,957	(29,032)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	908	2,398	3,988	4,796
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,288	1,816	1,288	1,816
Taxes paid related to net share settlement of equity awards	(9,948)	(12,566)	(16,922)	(24,493)
Repurchase of common stock	(54,198)	(21,893)	(145,831)	(144,248)
Payment of contingent consideration related to a business combination	—	—	(5,024)	(5,249)
Payment of excise taxes on share repurchases	(2,292)	—	(2,292)	—
Net cash used in financing activities	(64,242)	(30,245)	(164,793)	(167,378)
Net increase (decrease) in cash and cash equivalents	(54,990)	31,988	(564)	(40,365)
Cash and cash equivalents, beginning of period	273,604	137,261	219,178	209,614
Cash and cash equivalents, end of period	$218,614	$169,249	$218,614	$169,249
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$10,126	$14,369	$14,116	$19,347

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment, purchases of intangible assets, and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.

Key Business Metrics
•Net revenue retention rate: Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business and the value we create for large customers, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.
•Quarterly unique active providers using our workflow tools: Quarterly unique active providers1 using our Workflow Tools is a measure of our platform’s usage and adoption among healthcare providers on our platform. We calculate the number of unique active providers by counting providers who securely log in and use any of the following workflow functions on our technology platform during the quarter: placing phone calls or video calls lasting more than 10 seconds, sending voicemails, or sending secure text messages using our Dialer communications tools; sending or receiving faxes; submitting a prompt on Ask (formerly DoxGPT), our HIPAA‑compliant generative AI clinical research tool and writing assistant; conducting research on prescription drugs; reviewing AI responses for our PeerCheck feature; scheduling via our on-call scheduling tool, Amion; or using our HIPAA-compliant ambient note taking tool, Scribe, for a patient visit. Each provider is counted once per quarter, even if they use multiple tools or use them many times.
1 Providers are health care professionals with clinical / prescribing roles, specifically Physicians (MD/DO), Nurse practitioners (NPs), Certified registered nurse anesthetists (CRNAs), Physician assistants (PAs), Pharmacists, and Medical students.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except percentages)
Net income	$34,730	$62,059	$59,044	$115,379
Adjusted to exclude the following:
Acquisition and other related expenses	—	1,188	—	1,616
Stock-based compensation	40,565	29,474	77,317	51,339
Depreciation and amortization	4,353	3,469	8,640	6,263
Provision for income taxes	15,597	10,880	31,645	21,707
Change in fair value of contingent earn-out consideration liability	—	91	90	259
Legal expenses	25	2,927	25	2,927
Other income, net	(6,405)	(9,258)	(13,124)	(18,888)
Adjusted EBITDA	$88,865	$100,830	$163,637	$180,602

Revenue	$174,537	$168,525	$331,155	$314,438
Net income margin	20%	37%	18%	37%
Adjusted EBITDA margin	51%	60%	49%	57%

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$93,285	$93,944	$135,272	$156,045
Purchases of property and equipment	—	—	(62)	—
Internal-use software development costs	(1,953)	(2,369)	(4,275)	(4,335)
Free cash flow	$91,332	$91,575	$130,935	$151,710
Other cash flow components:
Net cash provided by (used in) investing activities	$(84,033)	$(31,711)	$28,957	$(29,032)
Net cash used in financing activities	$(64,242)	$(30,245)	$(164,793)	$(167,378)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$25,346	$16,425	$49,038	$32,218
Adjusted to exclude the following:
Stock-based compensation	(3,036)	(2,844)	(6,228)	(5,824)
Amortization of acquired intangibles	(935)	—	(1,870)	—
Non-GAAP cost of revenue	$21,375	$13,581	$40,940	$26,394

GAAP gross profit	$149,191	$152,100	$282,117	$282,220
Adjusted to exclude the following:
Stock-based compensation	3,036	2,844	6,228	5,824
Amortization of acquired intangibles	935	—	1,870	—
Non-GAAP gross profit	$153,162	$154,944	$290,215	$288,044

GAAP gross margin	85.5%	90.3%	85.2%	89.8%
Non-GAAP gross margin	87.8%	91.9%	87.6%	91.6%

GAAP research and development expense	$41,961	$30,202	$80,439	$57,001
Adjusted to exclude the following:
Stock-based compensation	(16,028)	(9,862)	(31,587)	(16,511)
Amortization of acquired intangibles	—	(623)	—	(623)
Non-GAAP research and development expense	$25,933	$19,717	$48,852	$39,867

GAAP sales and marketing expense	$46,892	$39,168	$91,941	$75,533
Adjusted to exclude the following:
Stock-based compensation	(12,696)	(10,508)	(25,121)	(18,218)
Amortization of acquired intangibles	(1,005)	(1,002)	(2,011)	(2,004)
Change in fair value of contingent earn-out consideration liability	—	(91)	(90)	(259)
Non-GAAP sales and marketing expense	$33,191	$27,567	$64,719	$55,052

GAAP general and administrative expense	$16,416	$19,049	$32,172	$31,488
Adjusted to exclude the following:
Acquisition and other related expenses	—	(1,188)	—	(1,616)
Stock-based compensation	(8,805)	(6,260)	(14,381)	(10,786)
Legal expenses	(25)	(2,927)	(25)	(2,927)
Non-GAAP general and administrative expense	$7,586	$8,674	$17,766	$16,159

GAAP operating expense	$105,269	$88,419	$204,552	$164,022
Adjusted to exclude the following:
Acquisition and other related expenses	—	(1,188)	—	(1,616)
Stock-based compensation	(37,529)	(26,630)	(71,089)	(45,515)
Amortization of acquired intangibles	(1,005)	(1,625)	(2,011)	(2,627)
Change in fair value of contingent earn-out consideration liability	—	(91)	(90)	(259)
Legal expenses	(25)	(2,927)	(25)	(2,927)
Non-GAAP operating expense	$66,710	$55,958	$131,337	$111,078

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$43,922	$63,681	$77,565	$118,198
Adjusted to exclude the following:
Acquisition and other related expenses	—	1,188	—	1,616
Stock-based compensation	40,565	29,474	77,317	51,339
Amortization of acquired intangibles	1,940	1,625	3,881	2,627
Change in fair value of contingent earn-out consideration liability	—	91	90	259
Legal expenses	25	2,927	25	2,927
Non-GAAP operating income	$86,452	$98,986	$158,878	$176,966

GAAP net income	$34,730	$62,059	$59,044	$115,379
Adjusted to exclude the following:
Acquisition and other related expenses	—	1,188	—	1,616
Stock-based compensation	40,565	29,474	77,317	51,339
Amortization of acquired intangibles	1,940	1,625	3,881	2,627
Change in fair value of contingent earn-out consideration liability	—	91	90	259
Legal expenses	25	2,927	25	2,927
Income tax effect of non-GAAP adjustments (1)	(8,931)	(7,414)	(17,076)	(12,341)
Non-GAAP net income	$68,329	$89,950	$123,281	$161,806
Non-GAAP net income margin	39.1%	53.4%	37.2%	51.5%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	178,674	187,705	180,611	187,844
Diluted	187,804	200,745	189,475	200,952

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.38	$0.48	$0.68	$0.86
Diluted	$0.36	$0.45	$0.65	$0.81
(1) For the three and six months ended September 30, 2026 and 2025, management used an estimated annual effective non-GAAP tax rate of 21.0%.